Filed under Rule 497(k)
SUNAMERICA SERIES TRUST	Registration No. 033-52742

VCPSM Value Portfolio

Supplement dated March 16, 2016 to the Summary Prospectus

dated May 1, 2015, as supplemented and amended to date

Effective immediately, the portfolio manager table in the section entitled “Portfolio Summary: VCPSM Value Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager Since	Title
Invesco
Thomas Bastian	2013	Lead Portfolio Manager
Chuck Burge	2013	Portfolio Manager
Brian Jurkash	2015	Portfolio Manager
Sergio Marcheli	2013	Portfolio Manager
James Roeder	2013	Portfolio Manager
Duy Nguyen	2013	Portfolio Manager
Matthew Titus	2016	Portfolio Manager

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.